UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 17, 2003

                               CONMED CORPORATION

             (Exact name of registrant as specified in its charter)


          New York                          0-16093              16-0977505
(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)

   525 French Road, Utica, New York                                      13502
(Address of principal executive offices)                              (Zip Code)


                                 (315) 797-8375
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following is furnished as an Exhibit to this report:

         Exhibit No.       Description of Exhibit

         99.1              Press Release dated July 17, 2003, issued by
                           CONMED Corporation

Item 9.  Regulation FD Disclosure

This information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8K.

On July 17, 2003, CONMED Corporation issued a press release announcing second quarter and first half 2003 results. The press release is attached hereto as
Exhibit 99.1

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  CONMED CORPORATION



                                                  By:/s/ Robert D. Shallish, Jr.
                                                     ---------------------------
                                                     Vice President-Finance and
                                                     Chief Financial Officer



Date:     July 18, 2003




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                                  EXHIBIT INDEX


Exhibit No.     Exhibit Description

99.1            Press Release, dated July 17, 2003, issued by CONMED Corporation